EXHIBIT 99.1

Cars.com Amends Credit Agreement to Increase Flexibility and Further Strengthen Liquidity Position

CHICAGO, October 7, 2019 – Cars.com Inc. (NYSE: CARS) (“Cars.com” or the “Company”), today announced the completion of an amendment to its existing credit facility, which resets the total net leverage covenant during the remaining term of the credit agreement while preserving the favorable pricing structure from the original agreement.

The amendment increases the Company’s maximum total net leverage ratio from 3.75x to 4.50x with incremental step downs through maturity on May 31, 2022. At June 30, 2019, the Company’s total net leverage was 3.25x.

“We continue to generate significant cash flow, which gives us the ability to reduce debt or invest for growth as appropriate,” said Becky Sheehan, Chief Financial Officer of Cars.com. “This amendment provides flexibility to respond to marketplace changes if and when they arise and demonstrates the continuation of our strong financial position.”

About Cars.com

Cars.com is a leading digital marketplace and solutions provider for the automotive industry that connects car shoppers with sellers. Launched in 1998 with the flagship marketplace site Cars.com and headquartered in Chicago, the Company empowers shoppers with data, resources and digital tools needed to make informed buying decisions and seamlessly connect with automotive retailers. In a rapidly changing market, Cars.com enables dealerships and OEMs with innovative technical solutions and data-driven intelligence to better reach and influence ready-to-buy shoppers, increase inventory turn and gain market share. In 2018, Cars.com acquired Dealer Inspire®, an innovative technology company building solutions that future-proof dealerships with more efficient operations, a faster and easier car buying process, and connected digital experiences that sell and service more vehicles.

Cars.com properties include DelaerRater®, Delaer Inspire®, Auto.com™, Pickup Trucks.com® and NewCars.com®. For more information, visit www.Cars.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, plans and objectives, market potential, outlook, trends, future financial performance, planned operational and product improvements, liquidity and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of strategic action, performance or results. Our actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond our control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K and our other filings with the Securities and Exchange Commission, available on our website at investor.cars.com or via EDGAR at www.sec.gov. All forward-looking statements contained in this press release are qualified by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.

Cars.com Media Contact:

Marita Thomas

312-601-5692

mthomas@cars.com.com

Cars.com Investor Relations Contact:

Jandy Tomy

312-601-5115

ir@cars.com.com

[Source: Cars.com Inc.]

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